EXHIBIT 32.1
CERTIFICATION PURSUANT TO RULE 13A-14(B) 18 U.S.C. SECTION 1350,
As adopted pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Business First Bancshares, Inc. (“Business First”) for the three month period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David R. Melville, III, as Chairman, President and Chief Executive Officer of Business First, and Gregory Robertson, as Chief Financial Officer of Business First, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Business First, as of, and for the period covered by the Report.

Date: October 31, 2024
/s/ David R. Melville, III
David R. Melville, III
Chairman, President and Chief Executive Officer

/s/ Gregory Robertson
Gregory Robertson
Chief Financial Officer